UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2021

ARMSTRONG FLOORING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37589	47-4303305
(State or other jurisdiction of incorporation )	(Commission File No.)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3025 Lancaster, Pennsylvania	17603
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (717) 672-9611

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	AFI	New York Stock Exchange

Section 5 – Corporate Governance and Management

Item 5.03	Amendment to Articles of Incorporation or Bylaws

As described under Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Armstrong Flooring, Inc. (the “Company”) held on June 4, 2021, the stockholders of the Company approved a proposed amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to reduce the minimum and maximum number of directors that constitute our Board of Directors. The Amendment is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A in connection with the Annual Meeting. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”), which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. The Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware on June 4, 2021.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 4, 2021 at which the stockholders voted in favor of the proposals for (i) the election of the seven (7) directors listed below; (ii) the Amendment; (iii) the Amended and Restated Armstrong Flooring, Inc. Directors Stock Unit Plan; (iv) the advisory vote to approve the Company’s named executive officer compensation; and (v) the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2021.

The final voting results for each of these proposals are as follows:

Proposal 1 – Election of Directors

Nominee	For	Withheld	Broker Non-Vote
Michael F. Johnston	10,226,692	3,039,550	3,522,474
Kathleen S. Lane	10,287,925	2,978,317	3,522,474
Jeffrey Liaw	13,090,737	175,505	3,522,474
Michael W. Malone	12,449,399	816,843	3,522,474
Larry S. McWilliams	13,099,363	166,879	3,522,474
James C. Melville	9,664,046	3,602,196	3,522,474
Michel S. Vermette	13,010,729	255,513	3,522,474

Proposal 2 - Approval of an amendment to Amended and Restated Certificate of Incorporation

For	Against	Abstain
16,464,435	307,941	16,340

Proposal 3 - Approval of Amended and Restated Armstrong Flooring, Inc. Directors Stock Unit Plan

For	Against	Abstain
12,587,149	664,262	14,831

Proposal 4 – Advisory Vote to Approve Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Vote
10,090,589	3,132,291	43,362	3,522,474

Proposal 5 – Ratification of Selection of KPMG LLP for Fiscal Year 2021

For	Against	Abstain
16,762,709	24,972	1,035

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Armstrong Flooring, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG FLOORING, INC.

By:	/s/ Christopher S. Parisi
Christopher S. Parisi
Senior Vice President, General Counsel & Secretary

Date: June 4, 2021